SCHEDULE 14A
INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-12

TESSCO Technologies Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

July 13, 2009

Dear TESSCO Team Member:

Many of you own shares of TESSCO stock through our 401k Plan and/or our Team Member Stock Purchase Plan, so you have previously received proxy material for our upcoming Annual Meeting of Shareholders to be held on July 23, 2009.

Our Board of Directors has unanimously recommended that shareholders return the enclosed proxy card voting FOR items 1 and 2 and AGAINST item 3 - the elimination of the Shareholder Rights Plan.

Your vote is very important, no matter how many or how few shares you may own. If you haven’t done so already, please vote TODAY by completing and signing the attached proxy card and returning it either by fax to 212-750-5799 or by emailing an electronic copy to mbrinn@innisfreema.com. Thank you.

Very truly yours,

David M. Young

Corporate Secretary

THIS PROXY, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE PERSON SIGNING IT. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ALL NOMINEES NAMED BELOW FOR ELECTION AS DIRECTORS, “FOR” THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2010, “AGAINST” THE SHAREHOLDER PROPOSAL ON ELIMINATION OF THE SHAREHOLDER RIGHTS PLAN, AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Please Mark Here for Address Change or Comments SEE REVERSE SIDE

The Board of Directors recommends a vote “FOR” all nominees named in Proposal No. 1 and “FOR” Proposal No. 2.

1.	Proposal No. 1:	To elect three (3) directors for a three (3) year term ending at the Annual Meeting of Shareholders to be held in 2012 and until their respective successors are duly elected and qualified.

FOR all nominees listed below	WITHHOLD AUTHORITY to
(except as marked to the contrary)	vote for all nominees listed below

☐	☐

Nominees:
01 John D. Beletic
02 Daniel Okrent
03 Morton F. Zifferer, Jr.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), check or mark the box above “For all nominees listed below” and strike a line through the name of the nominee(s) above in respect of whom authority is to be withheld.

2.	Proposal No. 2:	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2010.

FOR	AGAINST	ABSTAIN

☐	☐	☐

The Board of Directors recommends a vote “AGAINST” Proposal No. 3.

3.	Proposal No. 3:	A shareholder proposal on elimination of the Shareholder Rights Plan.

FOR	AGAINST	ABSTAIN

☐	☐	☐

The proxies named herein are hereby authorized to vote in their discretion upon any other matter which may properly come before the Annual Meeting or any adjournment or postponement thereof, including any proposal presented for any adjournment of the meeting.

Receipt of notice of the meeting and proxy statement is hereby acknowledged, and the terms of the notice and proxy statement are hereby incorporated by reference into this proxy. The undersigned hereby revokes all proxies heretofore given for said meeting or any adjournment or postponement thereof.

(Please sign, date and promptly return this proxy in the enclosed envelope. No postage is required if mailed in the United States.)

Signature	Print Name here	Date

Signature	Print Name here	Date

TESSCO TECHNOLOGIES INCORPORATED

ANNUAL MEETING OF SHAREHOLDERS, JULY 23, 2009

PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints ROBERT B. BARNHILL, JR. and DAVID M. YOUNG, and each of them, with full power of substitution to each, as proxy, to vote all shares which the undersigned is entitled to vote at the Annual Meeting of Shareholders of TESSCO Technologies Incorporated to be held Thursday, July 23, 2009 at 9:00 a.m., local time, at the Company’s offices located at 375 West Padonia Road, Timonium, Maryland 21093 and at any adjournment or postponement thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE BY SENDING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY TIMELY PROVIDING A LATER-DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.